EXTENSION AGREEMENT
     This extension agreement is entered into between Tower Tech, Inc. as Maker and Electrical Constructors as Lender to mutually extend the Maturity date of that certain Promissory Note dated March 25,1997 in the amount of $500,000.00 to June 14, 2000. Initials: JHE HC


Lender Signature:                          Maker Signature:
Electrical Constructors                    Tower Tech, Inc.
37 East Sylvan                             PO Box 1838
Columbus, Ohio 43204                       Chickasha, Oklahoma 73023

ss/J. H. Elliott                           ss/Harold Curtis
_______________________                    ________________________
JAMES ELLIOTT                              HAROLD CURTIS
Partner                                    Chief Executive Officer


Attest:                                    Attest:

Ss/Nancy L. Fenstemaker                    ss/Lana Morgan
_______________________                    ________________________
NANCY L. FENSTEMAKER                       LANA MORGAN

Witness                                    Secretary